AMENDMENT NO. 2 TO
INVESTOR RIGHTS AGREEMENT
THIS AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT (this “Amendment”), is effective as of October 30, 2024 (the “Effective Date”) by and among (i) Utz Brands, Inc., a Delaware corporation (“PubCo”); (ii) Series U of UM Partners, LLC, a series of a Delaware limited liability company (“Series U”), in its capacity as the Seller Representative hereunder; (iii) Jason K. Giordano, in his capacity as theSponsor Representative; and (iv) the undersigned Holders holding in the aggregate more than fifty (50%) of the Registrable Securities Beneficially Owned by the Holders.
RECITALS
WHEREAS, the Parties are party to that certain Investor Rights Agreement, dated as of August 28, 2020 (the “Initial IRA”).
WHEREAS, the Parties amended the Initial IRA pursuant to that certain Investor Rights Agreement Amendment Dated October 21, 2021, by and among the Parties (the Initial IRA, as amended by such amendment, the “IRA”).
WHEREAS, the undersigned, constituting the necessary parties to further amend the IRA, desire to further amend the IRA to modify certain governance rights set forth in Article II of the IRA.
NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:
AGREEMENT
1.Section 2.1(e) of the IRA is hereby amended to read in its entirety as follows:
(e)Removal; Vacancies. The Seller Representative or the Sponsor Representative, as applicable, shall have the exclusive right to designate directors for election to the Board to fill vacancies created by reason of death, removal or resignation of its nominees to the Board, and PubCo, the Founder Holders and the Sellers shall take all Necessary Action to cause any such vacancies created pursuant to this Section 2.1(e) to be filled by replacement directors designated by the applicable Party as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee). Notwithstanding anything to the contrary contained in this Section 2.1(e), no Party shall have the right to designate a replacement director, and PubCo shall not be required to take any action to cause any vacancy to be filled by any such designee, to the extent that election or appointment of such designee to the Board would result in a number of directors nominated or designated by such Party in excess of the number of directors that such Party is then entitled to nominate for membership on the Board pursuant to this Investor Rights Agreement.
LEGAL\72879816\2

2.This Amendment will become effective as of the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the IRA are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the IRA or as a waiver of or consent to any further or future action on the part of any Party that would require the waiver or consent of any other Party. On and after the Effective Date, each reference in the IRA to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the IRA in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the IRA, will mean and be a reference to the IRA as amended by this Amendment.
3.This Amendment is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of such State.
4.This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.
5.The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
6.This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.
7.This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.
[SIGNATURE PAGES FOLLOW]

LEGAL\72879816\2

IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment No. 2 to Investor Rights Agreement as of the Effective Date.

PUBCO

UTZ BRANDS, INC.

By: \s\ Howard Friedman
Name: Howard Friedman
Title: Chief Executive Officer

SPONSOR REPRESENTATIVE:

\s\ Jason K. Giordano
Jason K. Giordano

SELLER REPRESENTATIVE:

SERIES U OF UM PARTNERS, LLC

By: \s\ Dylan B. Lissette
Name: Dylan B. Lissette
Title: President and Chief Executive Officer

HOLDERS OF REGISTRABLE SECURITIES:

SERIES U OF UM PARTNERS, LLC

By: \s\ Dylan B. Lissette
Name: Dylan B. Lissette
Title: President and Chief Executive Officer

SERIES R OF UM PARTNERS, LLC

By: \s\ Dylan B. Lissette
Name: Dylan B. Lissette
Title: President and Chief Executive Officer

[Amendment No. 2 to Investor Rights Agreement]

\s\ Jason K. Giordano
Jason K. Giordano

CC COLLIER HOLDINGS, LLC

By: \s\ Chinh E. Chu
Name: Chinh E. Chu
Title: Authorized Signatory

ROGER K. DEROMEDI REVOCABLE TRUST, DATED 2/11/2000, AMENDED AND RESTATED 11/9/2011

By: \s\ Roger K. Deromedi
Roger K. Deromedi, Trustee

ROGER K. DEROMEDI IRREVOCABLE GENERATION SKIPPING TRUST U/A/D 10/1/2020 F/B/O SANDRA E. DEROMEDI

By: \s\ Sandra E. Deromedi
Sandra E. Deromedi, Trustee

ROGER K. DEROMEDI IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST DATED 11/01/2021

By: \s\ Roger K. Deromedi
Roger K. Deromedi, Trustee

THE ROGER K. DEROMEDI IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST (GRAT) U/A/D 2/22/2024 (THE "GRAT U/A/D 2/22/2024")

By: \s\ Roger K. Deromedi
Roger K. Deromedi, Trustee

[Amendment No. 2 to Investor Rights Agreement]

CC CAPITAL SP, LP By: CC Capital GP, LLC, its General Partner

By: \s\ Matthew B. Skurbe
Name: Matthew B. Skurbe
Title: Senior Managing Director - COO, CFO

[Amendment No. 2 to Investor Rights Agreement]